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                                                                   Exhibit 10.13

                            AMENDED PLEDGE AGREEMENT
                      STOCK OF BRITWILL INVESTMENTS-I, INC.

         This Amended Pledge Agreement (this "AGREEMENT") is made as of February 2, 1999, by and between BRITWILL HEALTHCARE COMPANY, a Delaware corporation ("PLEDGOR"), and OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("PLEDGEE").

                               STATEMENT OF FACTS

         A. Pursuant to Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998, as amended, entered in the United States Bankruptcy Court for the District of Arizona in the matters of In Re: Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612-PHX-GBN) and In Re:
BritWill Investments-I, Inc. (Case Nos. B-98-0173-PHX-GBN through B-98-1075-PHX-GBN) ("PLAN"), certain Affiliates (as defined in the Omega New Master Lease) of Pledgor, as Lessees, have entered into a lease with Pledgee, as Lessor, dated December 31, 1998 and amended by First Amendment to Omega New Master Lease dated as of February 1, 1999 (such lease as so amended and as the same may be amended from time to time hereafter) ("OMEGA NEW MASTER LEASE").

         B. Pursuant to the Plan, BritWill Indiana Partnership, an Arizona general partnership of which BritWill Investments-I, Inc., a subsidiary of Pledgor, is the General Partner, has executed and delivered to Pledgee its promissory note dated as of January 31, 1999 in the principal amount of Three Million Dollars ($3,000,000.00), payable to Pledgee (the "INDIANA RETURNED FACILITY NOTE").

         C. Pledgor is the owner of all of the issued and outstanding stock of BritWill Investments-I, Inc., a Delaware corporation ("BRIT-I"). Pursuant to the Plan, Pledgor is required to pledge its stock in Brit-I to Pledgee as security for the Omega New Master Lease and the Indiana Returned Facility Note.

         D. Pursuant to a Pledge Agreement, dated as of November 25, 1992 between Pledgor and Pledgee, Pledgor has previously pledged the stock of Brit-I, as collateral security for the due payment and performance of all rent, charges, indebtedness and other liabilities and obligations of: (i) Brit-I as Lessee under a lease between Brit-I and Pledgee dated November 25, 1992 ("November 1992 Master Lease"); (ii) Brit-I and Pledgor under an Agreement of Acquisition and Lease between Brit-I, BritWill Investments-Indiana, L.P., Pledgor and Pledgee dated as of November 1, 1992 (the "Acquisition Agreement"); and (iii) Brit-I under a leasehold mortgage between Pledgee and Pledgor dated as of November 1, 1992 (the "Leasehold Mortgage"). The November 1992 Master Lease has been assumed (as amended and supplemented) by the Omega New Master Lease.

         The parties therefore agree as follows:

         1. Pledge; Grant of Security Interest. Pledgor hereby grants to Pledgee a security interest, on the following terms and subject to the following conditions, in:

         (a) all Pledgor's right, title and interest in the issued and outstanding shares of the capital stock or other securities owned by Pledgor or voting trust certificates or other

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                  documents of any kind evidencing any and all ownership or
                  other interest of Pledgor in Brit-I, as listed on Schedule I annexed hereto and any supplemental schedule attached hereto or delivered to Pledgee from time to time ("Pledged Stock");

         (b) any equity securities issued by Brit I and any options, warrants or rights to acquire such securities, owned or acquired by Pledgor, directly or indirectly, now or at any time in the future;

         (c) any securities or other property issued or distributed to Pledgor with respect to any securities described in clauses
                  (a) or (b) above as a dividend or distribution or as a result of any amendment of the certificate of incorporation or other charter documents, merger, consolidation, redesignation, reclassification, purchase or sale of assets, dissolution, or plan of arrangement, compromise or reorganization of the issuer thereof;

         (d) any rights incidental to the ownership of any of the securities described in clauses (a), (b) or (c) above such as voting, conversion and registration rights and rights of recovery for violations of applicable securities laws; and

         (e) the proceeds of the exercise, redemption, sale or exchange of any of the foregoing or any dividend, interest payment or other distribution of cash or property in respect thereof.

         All of the foregoing may be referred to herein as the "PLEDGED COLLATERAL".

         2. Secured Obligations. The security interest described in Section 1 of this Agreement is granted for the purpose of securing the prompt and full payment when due (and not merely the ultimate collectibility) of all principal, interest, indebtedness and other liabilities payable to Pledgor under the Indiana Returned Facility Note, and the prompt and full payment of all sums owing to Pledgor and the performance of all material obligations required of the Lessees under the Omega New Master Lease (the "SECURED OBLIGATIONS").

         3. Delivery. (a) Before the Pledgor has executed and delivered this Agreement to the Pledgee, Pledgor has delivered to Pledgee all certificates representing the Pledged Stock, duly endorsed in blank without restriction or with a fully executed Assignment in Blank (substantially in the form of Exhibit A hereto) and with all necessary transfer tax stamps affixed.

         (b) If, at any time, Pledgor obtains possession of any certificate or instrument constituting or representing any of the Pledged Collateral (other than interest and cash dividends), Pledgor shall deliver such certificate or instrument to Pledgee forthwith duly endorsed in blank without restriction or with a fully executed Assignment in Blank (substantially in the form of Exhibit A hereto) and with all necessary transfer tax stamps affixed.

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         (c) If no Event of Default (as defined in Section 10 below) has occurred and is continuing, Pledgor may retain for its own use and shall not be required to deliver to Pledgee any interest payments on or any cash dividends or other cash distributions; if an Event of Default has occurred and is continuing, then all such interest, dividends and cash distributions shall be delivered to the Pledgee as provided in paragraph (b) of this Section 3.

         (d) If any of the Pledged Collateral is uncertificated securities, Pledgor shall deliver a fully executed Assignment in Blank (substantially in the form of Exhibit A hereto) and within twenty-one days of the date new value is given by Pledgee with respect to such uncertificated securities either:

          (i) procure the issuance of security certificates to represent such Pledged Collateral and endorse and deliver such certificates as required by paragraph (b) of this Section 3; or

         (ii) file with the Issuer (as that term is defined in Article 8 of the Uniform Commercial Code) thereof Instructions to Issuer to Register Pledge (substantially in the form of Exhibit B) and do such other acts as is necessary to cause the Issuer to register Pledgee as the holder of a first priority security interest in the Pledged Collateral; or

         (iii) cause the issuer thereof to enter into an agreement, in form and substance satisfactory to Pledgee, among Pledgee, the registered owner of such security, and the issuer to the effect that the issuer will comply with instructions originated by Pledgee without further consent by the registered owner.

         (e) In addition to the foregoing, Pledgor shall deliver to Pledgee such financing statements or other instruments as are deemed necessary by Pledgee to enable it to perfect its security interest in the Pledged Collateral under applicable law.

         4. Voting Rights. If no Event of Default has occurred or is continuing, the Pledged Collateral will be registered in the name of Pledgor, and Pledgor may exercise any voting or consensual rights that Pledgor may have as the owner of the Pledged Collateral for any purpose which is not inconsistent with this Agreement. Pledgor shall deliver to Pledgee copies of all notices, proxy statements, proxies and other information or instruments in its possession concerning such exercise and advise Pledgee of how Pledgor will exercise such rights at least five (5) days before any meeting or mailing any ballot or consent and shall not exercise any such right if, in the judgment of Pledgee, such exercise would have a material adverse effect on the value of the Pledged Collateral or would result in a violation of any of the terms of the Omega New Master Lease or the Indiana Returned Facilities Note. If an Event of Default has occurred and is continuing, Pledgee may exercise all voting or consensual rights of the owners of any of the Pledged Collateral and Pledgor shall deliver to Pledgee all notices, proxy statements, proxies and other information and instruments relating to the exercise of such rights received by Pledgor from the issuers of any of the Pledged Collateral promptly upon receipt thereof and shall at the request of Pledgee execute and deliver to Pledgee any

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proxies or other instruments which are, in the reasonable judgment of Pledgee, necessary for Pledgee to validly exercise such voting and consensual rights.

         5. Duty of Pledgee. The duty of the Pledgee with respect to the Pledged Collateral shall be solely to use reasonable care in the physical custody thereof, and the Pledgee shall not be under any obligation to take any action with respect to any of the Pledged Collateral or to preserve rights against prior parties. The powers conferred on Pledgee hereunder are solely to protect its interest in the Pledged Collateral and do not impose any duty upon it to exercise any such powers. Pledgor is not looking to the Pledgee to provide it with investment advice. Pledgee shall have no duty to ascertain or take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters concerning any Pledged Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve any rights pertaining to any Pledged Collateral.

         6. Subsequent Changes Affecting Pledged Collateral. Pledgor acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, conversions, subscriptions, exchanges, reorganizations, dividends, tender offers, mergers, consolidations and shareholder or other meetings) and Pledgor agrees that Pledgee has no responsibility to inform Pledgor of such matters or to take any action with respect thereto even if any of the Pledged Collateral has been registered in the name of Pledgee or its agent or nominee.

         7. Return of Pledged Collateral. The security interest granted to Pledgee hereunder shall not terminate and Pledgee shall not be required to return the Pledged Collateral to Pledgor unless and until (a) the Secured Obligations have been fully paid or performed, (b) all of Pledgor's obligations hereunder have been fully paid or performed, and (c) Pledgor has reimbursed Pledgee for any expenses of returning the Pledged Collateral and filing such termination statements and other instruments as are required to be filed in public offices under applicable laws.

         8. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee as follows:

         (a) Enforceability. This Agreement has been duly executed and delivered by Pledgor, constitutes its valid and legally binding obligation and is enforceable against Pledgor in accordance with its terms. Pledgor has the authority to enter into and perform all of its obligations and agreements under this Agreement. No consent or approval for the entry into and performance by Pledgor of its obligations and agreements under this Agreement is necessary.

         (b) No Conflict. The execution, delivery and performance of this Agreement, the grant of the security interest in the Pledged Collateral hereunder and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, (a) violate any material law applicable to Pledgor; (b) violate any

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                  judgment, writ, injunction or order of any court or
                  governmental body or officer applicable to Pledgor; (c) violate or result in the breach of any material agreement to which Pledgor is a party or by which any of its properties, including the Pledged Collateral, is bound; (d) violate Pledgor's articles of incorporation or organization, bylaws, partnership, shareholder or operating agreement; nor (e) violate any restriction on the transfer of any of the Pledged Collateral. Pledgor has the full and unrestricted right to pledge, assign and create a security interest in the Pledged Collateral as described in and contemplated by this Agreement. The execution, delivery and performance of this Agreement by Pledgor will not affect or in any way impair the Pledged Collateral or Pledgor's or Pledgee's rights or interests therein.

         (c) No Consents. No consent, approval, license, permit or other authorization of any third party or any governmental body or officer is required for the valid and lawful execution and delivery of this Agreement, the valid and lawful creation and perfection of the Pledgee's security interest in the Pledged Collateral or the valid and lawful exercise by Pledgee of remedies available to it under this Agreement or applicable law or of the voting and other rights granted to it in this Agreement except as may be required for the offer or sale of those items of Pledged Collateral which are securities under applicable securities laws.

         (d) Organization. Pledgor is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Pledged Stock have been duly authorized and validly issued and are fully paid and non-assessable. The certificates which represent the Pledged Stock are valid and genuine and have not been altered and Pledgor is the appropriate person to endorse them. Except for this Agreement, Pledgor is not bound by any certificate of incorporation or organization, bylaw, agreement or instrument (including options, warrants, and convertible securities) which relates to the voting of; restricts the transfer of; requires Pledgor to issue or sell; or creates rights in any person (other than the record owner) with respect to; any securities issued by Pledgor.

         (e) Security Interest. Pledgor is the sole record and beneficial owner of the Pledged Stock free and clear of all liens, encumbrances and adverse claims and Pledgor has the unrestricted right to grant the security interest provided for herein to the Pledgee. Pledgor has duly endorsed and delivered to Pledgee all of the certificates representing the Pledged Stock and has granted to Pledgee a valid and perfected first priority security interest in the Pledged Stock, free of all liens, encumbrances, transfer restrictions and adverse claims. The certificates, instruments and other writings delivered by Pledgor to Pledgee pursuant to this Agreement are all of the certificates, instruments and other writings representing the Pledged Collateral and all rights and interests with respect thereto. The security interest granted hereby to Pledgee does now and shall at all times during the term of this Agreement continue to constitute a first and prior lien on the Pledged Collateral, subject only to such

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                  matters as may be specifically agreed to in writing by
                  Pledgee. This representation shall be deemed made with respect to each item of property that becomes Pledged Collateral after the date hereof.

         (f) Information. None of the information, documents, or financial statements which has been furnished by Pledgor or its representatives to Pledgee or any of its representatives in connection with the transactions contemplated by this Agreement or the Omega New Master Lease or the Indiana Returned Facilities Note contains any untrue statement of material fact or omits to state any material fact required to be stated hereby or thereby to make such statements not misleading.

         (g) Name and Address. Pledgor's principal place of business is correctly set forth under its signature at the end of this Agreement.

         9. Agreements. So long as this Agreement is in effect, Pledgor shall:

         (a) Maintain the Pledged Collateral free from all pledges, liens, encumbrances and security interests or other claims in favor of others, other than the security interest in favor of Pledgee, and Pledgor will defend the Pledged Collateral against all claims and demands of all persons.

         (b) Comply with the requirements of all applicable state, local and federal laws necessary to grant to Pledgee a valid lien upon, and a duly perfected security interest in, the Pledged Collateral in compliance with the requirements of this Agreement.

         (c) Pay all reasonable costs and expenses of whatever kind and nature that Pledgee may incur, including reasonable attorneys' fees, in protecting, maintaining, preserving, enforcing or foreclosing the Pledged Collateral or the security interest granted to Pledgee hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to any of the Secured Obligations.

         (d) Appear in and defend any action or proceeding arising out of or connected with this Agreement, and pay all reasonable costs and expenses of Pledgee (including, without limitation, reasonable attorneys' fees) in any such action or proceeding in which Pledgee appears or determines to become involved.

         (e) Not, without the prior written consent of Pledgee, sell, assign, encumber, pledge, hypothecate, transfer or otherwise dispose of the Pledged Collateral or any part thereof or any interest therein.

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         (f)      Provide Pledgee, and Pledgee's agents and attorneys,
                  reasonable access to the books and records of Pledgor for inspection purposes and permit Pledgee and Pledgee's agents and attorneys to make copies hereof.

         (g) Notify the Pledgee at least ninety (90) days before Pledgor changes its name or the address of its principal place of business.

         (h) At Pledgor's expense, do such further acts and execute and deliver such additional financing statements, continuations, conveyances, certificates, instruments, legal opinions and other assurances as Pledgee may at any time reasonably request or require to protect, assure or enforce its interests, rights and remedies under this Agreement.

         10. Events of Default. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Agreement:

         (a) If the Pledgor or Brit-I fails to pay or perform, as the case may be, any of the Secured Obligations when the same become due and payable or performable, as the case may be; or

         (b) If an uncured event of default occurs under a loan document or any promissory note, security agreement, loan agreement or other agreement between Pledgee and Pledgor; or

         (c) If any representation or warranty made by Pledgor in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made; or

         (d)  If Pledgor:

                  (i) makes an assignment for the benefit of, or enters into any composition or arrangement with, Pledgee; or

                  (ii) conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its Pledgee or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

         (e) The filing of a petition by or against Pledgor seeking relief under the Federal Bankruptcy Code, 11 U.S.C. Section 101, et seq., and any amendments thereto, or any similar law or regulation, whether federal, state or local, not dismissed within 30 days.

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         (f)      The commencement of a proceeding by or against Pledgor under any statute or other law providing for an assignment for the benefit of Pledgee, the appointment of a receiver, or any other similar law or regulation, whether federal, state or local, not dismissed within 30 days.

         (g) The garnishment, attachment, levy or other similar action taken by or on behalf of any Pledgee of the Pledgor, or any of its properties which could have a negative effect on the Pledgor.

         11. Remedies. (a) Upon and at any time after an Event of Default under this Agreement, Pledgee shall, at its option and without further notice to Pledgor (except for such further notices, if any, that may be required by law) be entitled to exercise any or all rights and remedies provided hereunder or by law, including without limitation the rights and remedies of a secured party under the Michigan Uniform Commercial Code. Any requirement under the Michigan Uniform Commercial Code or otherwise of reasonable notice shall be met if Pledgee sends Pledgor notice of sale and other notices required by law at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice. Any sale held pursuant to the exercise of Pledgee's rights hereunder may be public or private, and at such sale Pledgee shall have the right, at any time and from time to time, to the extent permitted by law, to sell, assign and deliver all or any part of the Pledged Collateral, at Pledgee's office or elsewhere, without demand of performance, advertisement of notice of intention to sell or of the time or place of sale or adjournment thereof or any other notice (all of which are hereby waived by Pledgor to the extent permitted by law), except such notice as is required by applicable law and cannot be waived, for cash, on credit or for other property, for immediate or future delivery, without any assumption or credit risk, and, provided that such is not in violation of applicable law, for such terms as Pledgee in its absolute and uncontrolled discretion may determine. In furtherance of Pledgee's rights hereunder, Pledgee shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral. All amounts collected by Pledgee as the result of any action taken pursuant to this Section 11, and the liquidation value of any other property received as a result of such action, shall be applied by Pledgee as follows:

         (i) First, to the payment of all fees and costs including, without limitation, reasonable attorneys' fees, incurred in connection with the collection of the Secured Obligations or in connection with the exercise or enforcement of Pledgee's rights, powers or remedies under this Agreement.

         (ii) Second, to the payment and satisfaction of all of the Secured Obligations.

         (b) Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If, under the Michigan Uniform

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Commercial Code, the Pledgee may purchase any part of the Pledged Collateral, it may, in payment of any part of the purchase price thereof cancel any part of the Secured Obligations. If any of the Pledged Collateral is sold on credit or for future delivery, it need not be retained by Pledgee until the purchase price is paid and Pledgee shall incur no liability if the purchaser fails to take up or pay for such collateral. In case of any such failure, such collateral may be sold again.

         (c) Pledgor shall execute and deliver to the purchasers of the Pledged Collateral all instruments and other documents necessary or proper to sell, convey, and transfer title to such Pledged Collateral and, if approval of any sale of Pledged Collateral by any governmental body or officer is required, Pledgor shall prepare or cooperate fully in the preparation of and cause to be filed with such governmental body or officer all necessary or proper applications, reports, and forms and do all other things necessary or proper to expeditiously obtain such approval.

         (d) The remedies provided in this Agreement in favor of Pledgee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of Pledgee existing at law or in equity.

         12. Appointment of Pledgee as Agent. Pledgor hereby appoints and constitutes Pledgee, its successors and assigns, as its agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action or executing any instrument that Pledgee considers necessary or convenient for such purpose, including the power to endorse and deliver checks, notes and other instruments for the payment of money in the name of and on behalf of Pledgor, to endorse and deliver in the name of and on behalf of Pledgor securities certificates and execute and deliver in the name of and on behalf of Pledgor instructions to the issuers of uncertificated securities, and to execute and file in the name of and on behalf of Pledgor financing statements (which may be photocopies of this Agreement) and continuations and amendments to financing statements in the relevant jurisdictions and Forms 144 with the United States Securities and Exchange Commission. This appointment is coupled with an interest and is irrevocable and will not be affected by the dissolution or bankruptcy of Pledgor nor by the lapse of time. If Pledgor fails to perform any act required by this Agreement, Pledgee may perform such act in the name of and on behalf of Pledgor and at its expense which shall be chargeable to Pledgor under this Agreement. Pledgor hereby consents and agrees that the issuers of or obligors of the Pledged Collateral or any registrar or transfer agent or trustee for any of the Pledged Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the rights of Pledgee to effect any transfer pursuant to this Agreement and the authority granted to Pledgee herein, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Pledgor, or any other person, to any of such issuers, obligors, registrars, transfer agents, or trustees.

         13. Impact of Regulations. Pledgor acknowledges that compliance with the Securities Act of 1933 and the rules and regulations thereunder and any relevant state securities laws and other applicable laws may impose limitations on the right of Pledgee to sell or otherwise dispose of securities included in the Pledged Collateral. For this reason, Pledgor hereby authorizes Pledgee to sell any securities included in the Pledged Collateral in such manner and to such persons as would,

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in the judgment of Pledgee, help to ensure that the transfer of such securities will be given prompt and effective approval by any relevant regulatory authorities and will not require any of the securities to be registered or qualified under any applicable securities laws. Pledgor understands that a sale under the foregoing circumstances may yield a substantially lower price for such Pledged Collateral than would otherwise be obtainable if the same were registered and sold in the open market, and Pledgor shall not attempt to hold Pledgee responsible for selling any of the Pledged Collateral at an inadequate price even if Pledgee accepts the first offer received or if only one possible purchaser appears or bids at any such sale. If Pledgee shall sell any securities included in the Pledged Collateral at such sale, Pledgee shall have the right to rely upon the advice and opinion of any qualified appraiser or investment banker as to the commercially reasonable price obtainable on the sale thereof but shall not be obligated to obtain such advice or opinion. Pledgor hereby assigns to Pledgee any registration rights or similar rights Pledgor may have from time to time with respect to any of the Pledged Collateral.

         14. Expenses. Pledgor will forthwith upon demand pay to Pledgee:

                  (i) the amount of any taxes which Pledgee may have been required to pay by reason of holding the Pledged Collateral or to free any of the Pledged Collateral from any lien, encumbrance or adverse claim thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any brokers, investment brokers, appraisers or other experts, that Pledgee may incur in connection with (A) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Pledged Collateral and the validity, perfection, rank and value of Pledgee's security interest therein, (B) the collection, sale or other disposition of any of the Pledged Collateral, (C) the exercise by Pledgee of any of the rights conferred upon it hereunder, or (D) any action or proceeding to enforce its rights under this Agreement or in pursuit of any non-judicial remedy hereunder including the sale of the Pledged Collateral.

         15. Indemnity. The Pledgor shall indemnify the Pledgee and its directors, officers, employees, agents and attorneys against, and hold them harmless from, any liability, cost or expense, including the reasonable fees and disbursements of their legal counsel, incurred by any of them under the corporate or securities laws applicable to holding or selling any of the Pledged Collateral, except for liability, cost or expense arising out of the recklessness or willful misconduct of the indemnified parties.

         16. Performance by Pledgee. If Pledgor fails to duly and punctually perform, observe or comply with any condition, term or covenant contained in this Agreement, Pledgee, without notice to or demand upon Pledgor and without waiving or releasing any of the Secured Obligations, may at any time thereafter perform such condition, term or covenant for the account and at the expense of Pledgor. All sums paid or advanced in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection therewith shall be

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paid by Pledgor to Pledgee on demand, and shall constitute and become a part of the Secured Obligations and Pledgor agrees to reimburse Pledgee for any payment made or any expense incurred (including reasonable attorneys' fees to the extent permitted by law) by Pledgee pursuant to this Agreement.

         17. Registration Rights. In the event Brit-I proposes to register any securities under the Securities Act of 1933, Pledgor will give the Pledgee notice of that fact. In addition, and at no cost to Pledgee, Pledgor will register the Securities so that they may be disposed of by public sale or other public disposition. Upon the completion of the registration, Pledgor will deliver certificates without any restrictive legend in exchange for the unregistered Securities. Pledgor shall indemnify and hold Pledgee harmless against any loss, claim, damage, or liability arising out of the registration process, and will reimburse Pledgee for any legal or other expenses incurred by Pledgee as a result.

         18. Waivers. Pledgor hereby waives presentment, demand, protest, notice of any default under the Omega New Master Lease. Neither the failure of nor any delay by any party to this Agreement to enforce any right hereunder or to demand compliance with its terms is a waiver of any right hereunder. No action taken pursuant to this Agreement on one or more occasions is a waiver of any right hereunder or constitutes a course of dealing that modifies this Agreement. No waiver of any right or remedy under this Agreement shall be binding on any party unless it is in writing and is signed by the party to be charged. No such waiver of any right or remedy under any term of this Agreement shall in any event be deemed to apply to any subsequent default under the same or any other term contained herein.

         19. Entire Agreement. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         20. Amendments. No amendment, modification or termination of this Agreement shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         21. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         22. Successors. The terms of this Agreement shall be binding upon the Pledgor and its corporate successors and shall inure to the benefit of Pledgee, its corporate successors and any holder, owner or assignee of any rights in the Pledged Stock and will be enforceable by them as their interest may appear.

         23. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the parties hereto any rights or remedies under this Agreement.

         24. Saturdays, Sundays and Holidays. Where this Agreement authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day.

         25. Joint Preparation. This Agreement shall be deemed to have been prepared jointly by the parties hereto. Any ambiguity herein shall not be interpreted against any party hereto and shall be interpreted as if each of the parties hereto had prepared this Agreement.

         26. Rules of Construction. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and Section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

         27. Notices. All notices, demands or requests required or permitted to be given to either party hereto shall be in writing and shall be deemed given if delivered personally, sent by reputable overnight courier, with acknowledgment of receipt requested, or mailed by registered, overnight or certified mail , with full postage paid thereon, return receipt requested (such notice to be effective on the date such receipt is acknowledged), as follows:

                  Pledgor:

                  BritWill HealthCare Company
                  15300 North 90th Street
                  Suite 100
                  Scottsdale, Arizona 85260
                  Attn:  Michael A. Jeffries
                            Nir E. Margalit

                  Pledgee:

                  Omega Healthcare Investors, Inc.
                  900 Victors Way, Suite 350
                  Ann Arbor, Michigan 48108
                  Attn:  Essel W. Bailey, Jr.

or to such place and with such other copies as Pledgor or Pledgee may designate for itself by written notice to the other.

         28. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         29. Choice of Law; Jurisdiction, Venue, Service of Process. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of Michigan. The validity, terms, performance and enforcement of this Agreement shall be governed by those laws of the State of Michigan which are applicable to agreements which are negotiated, executed, delivered and performed solely in the State of Michigan. The State and Federal District Courts located in the State of Michigan shall have exclusive jurisdiction and venue of any action or proceeding arising out of or related to the negotiation, execution, delivery, performance, breach or enforcement of this Agreement or any other agreement, document or instrument negotiated, executed, delivered, entered into or performed in connection with this Agreement or any of the transactions contemplated hereby or thereby; any waiver, modification, amendment or termination hereof or thereof or any action taken or omission made by the Pledgor or the Pledgee or any of their respective directors, officers, employees, agents or attorneys in connection with the payment, performance, exercise or enforcement of any right, duty or obligation created or implied hereby or thereby or arising hereunder or thereunder; regardless of whether any claim, counterclaim or defense in any such action, suit or proceeding is characterized as arising out of fraud, negligence, recklessness, intentional misconduct, a breach of contract or fiduciary duty, or violation of a statute, law, ordinance, rule or regulation. The parties hereto hereby irrevocably consent to the personal jurisdiction of such courts, to such venue and to the service of process in the manner provided for the giving of notices in this Agreement. The parties hereto hereby waive all objections to such jurisdiction and venue including those which might be based upon inconvenience or the nature of the forum.

         30. Waiver of Jury Trial. The Pledgor hereby voluntarily, knowingly, irrevocably and unconditionally waives and relinquishes its Right to Trial by Jury under the Constitution of the United States of America or of the State of Michigan or any other constitution, statute or law in any civil legal action, suit or proceeding arising out of or related to the negotiation, execution, delivery, performance, breach or enforcement of this Agreement or any other agreement, document or instrument negotiated, executed, delivered, entered into or performed in connection with this Agreement or any of the transactions contemplated hereby or thereby; any waiver, modification, amendment or termination hereof or thereof or any action taken or omission made by the Pledgor or the Pledgee or any of their respective directors, officers, employees, agents or attorneys in connection with the payment, performance, exercise or enforcement of any right, duty or obligation created or implied hereby or thereby or arising hereunder or thereunder; regardless of whether any claim, counterclaim or defense in any such action, suit or proceeding is characterized as arising out of fraud, negligence, recklessness, intentional misconduct, a breach of contract or fiduciary duty, or violation of a statute, law, ordinance, rule or regulation.


                          SIGNATURES ON FOLLOWING PAGES

         IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as of the date first above stated.

                                            PLEDGOR:

Address of Principal                        BRITWILL HEALTHCARE COMPANY,
Place of Business:                          a Delaware corporation


                                            By:

                                            Its:


                                            PLEDGEE:

                                            OMEGA HEALTHCARE INVESTORS, INC.,
                                            a Maryland corporation


                                            By:

                                            Its:

                                    EXHIBIT A

                               ASSIGNMENT IN BLANK
                                 (Certificated)


         For value received, BRITWILL HEALTHCARE COMPANY, a Delaware corporation ("ASSIGNOR"), sells, assigns and transfers to ______________________________________ ("ASSIGNEE"), a ___% of the Interest in
BritWill Investments-I, Inc., a Delaware corporation (the "COMPANY"), represented by certificate no. ___________ dated ________________ (the "INTEREST"), and further irrevocably appoints OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, as attorney in fact to transfer the Interest on the books of the Company, with full power of substitution and resubstitution (which power shall survive the dissolution of Assignor).


                                  BRITWILL HEALTHCARE COMPANY,
                                  a Delaware corporation


Dated:   __________, 1999         By:      ________________________________

                                  Its:     ________________________________


                                  Signature Guaranteed:



                                  By:      ___________________________

                                    EXHIBIT B

                    INSTRUCTION TO ISSUER TO REGISTER PLEDGE

TO:               BRITWILL INVESTMENTS-I, INC.
                  ("ISSUER")

FROM:             BRITWILL HEALTHCARE COMPANY
                  ("PLEDGOR")

                  Re: Security Interest granted in ___% of the outstanding Stock of the Issuer

Ladies & Gentlemen:

         BritWill Healthcare Company, a Delaware corporation ("PLEDGOR") has entered into a Pledge Agreement dated as of ______________, 199_, as amended (the "PLEDGE AGREEMENT") in favor of OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("PLEDGEE"). Pursuant to the Pledge Agreement, Pledgor has granted a security interest (the "PLEDGE") in the following uncertificated securities of the Issuer:

         ____% of the outstanding Stock

(the "PLEDGED STOCK"). Pledgor hereby instructs the Issuer to register this grant of security interest in the Pledged Stock on its books and records. Pledgor hereby warrants to Issuer that its tax payer identification number is
_________________________.

                  Until the due presentment by Pledgee to the Issuer of an instruction releasing the Pledge, Pledgor hereby irrevocably instructs, directs and authorizes the Issuer to:

         1. Register subject to the Pledge any uncertificated securities issued in exchange for or distributed with respect to the Pledged Stock;

         2. Delivered to the Pledgee at the address set forth below any certificated securities issued in exchange for or distributed with respect to the Pledged Stock;

         3. Pay to the Pledgee any monies paid in exchange for or in redemption of part or all of the Pledged Stock;

         4.       Upon the due presentment of a transfer instruction from the
                  Pledgee:

                  (i) Register the transfer of the Pledged Stock to the new owner free of the Pledge, if the instruction specifies a new owner, who may be the Pledgee, and does not specify a pledgee;

                  (ii) Register the transfer of the Pledged Stock to the new owner subject to the interest of the Pledgee, if the instruction specifies a new owner and the Pledgee; or

                  (iii) Register the release of the security from the Pledge and register the pledge of the Pledged Stock to a new pledgee, if the instruction specifies the existing owner and a new pledgee.

         5. Not allow Pledgor to sell, assign, pledge, exercise any conversion right or otherwise transfer the Pledged Stock without the Issuer receiving the prior written or telecopied signed consent of Pledgee.

         If Pledgee informs the Issuer in writing or by telecopy that an Event of Default has occurred under the Pledge Agreement, the Issuer shall deliver or transfer, upon the written or telecopy request therefor of Pledgee, any or all of the Pledged Stock as directed by Pledgee. Any delivery or transfer so made shall be deemed authorized by the Pledgor and Pledgor shall not assert any claim or liability against you for so transferring the Pledged Stock or any portion of it.

         Until the Issuer receives written or telecopy notice of the occurrence of an Event of Default, Pledgor shall be permitted to receive interest, cash dividends or other cash distributions on the Pledged Stock. If Pledgee informs the Issuer in writing or by telecopy that an Event of Default has occurred under the Pledge Agreement, then all interest, cash dividends or other cash distributions shall be delivered to the Pledgee.

         Please acknowledge your registration of the Pledge by delivering a copy of the accompanying "Acknowledgment of Receipt of Instruction to Issuer to Register Pledge" to the Pledgee. Please send all notices or deliveries to Pledgee, to the following address:

                  Omega Healthcare Investors, Inc.
                  900 Victors Way, Suite 350
                  Ann Arbor, Michigan 48108
                  Telephone: (734) 887-0200

or to such place as Pledgee may designate for itself by written notice to the Issuer.

         Until you have received the Pledgee's signed written statement that the security interest of the Pledge Agreement has been released, the terms of this Instruction may not be amended without the Pledgee's written or telecopied consent.

Dated:   ______________, ____       PLEDGOR:

                                    BRITWILL HEALTHCARE COMPANY,
                                    a Delaware corporation


                                    By:   _______________________________

                                    Its:  _______________________________

                                    Signature Guaranteed:



                                    By:   _______________________________

                            ACKNOWLEDGMENT OF RECEIPT
                   OF INSTRUCTION TO ISSUER TO REGISTER PLEDGE

To:      Omega Healthcare Investors, Inc.
         900 Victors Way, Suite 350
         Ann Arbor, Michigan 48108


         BritWill Investments-I, Inc., a Delaware corporation (the "ISSUER") hereby acknowledges the receipt of the Instructions to Issuer to Register Pledge dated ___________ __, 1999 (the "INSTRUCTIONS"), and that the pledge of the following securities of the Issuer (the "PLEDGED STOCK"):

         ___% of the outstanding Stock

to OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("OMEGA"), pursuant to the Pledge Agreement dated ____________ __, 199_, as amended, between Omega and BRITWILL HEALTHCARE COMPANY, a Delaware corporation, has been registered on the books and records of the Issuer. The Issuer has no knowledge of any adverse claims with respect to the Pledged Stock and agrees to abide the Instructions.

Dated:   ___________, ____
                                         BRITWILL INVESTMENTS-I, INC.,
                                         a Delaware corporation


                                         By:   _______________________________

                                         Its:  _______________________________